Exhibit 99.2

Bakkt VICTORY PARK CAPITAL

Important Notice Disclaimer This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between VPC Impact Acquisition Holdings (“VIH”) and Bakkt Holdings, LLC, taken together with its subsidiaries (“Bakkt”). The information contained herein does not purport to be all-inclusive and none of VIH, Bakkt or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of Bakkt or VIH. The information contained herein is preliminary and is subject to change and such changes may be material. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of VIH, Bakkt, or any of their respective affiliates, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this Presentation. Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or VIH’s or Bakkt’s future financial or operating performance. For example, projections of future Total Revenue, Total Revenue Less Transaction-Based Expenses, Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by VIH and its management, and Bakkt and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) inability to meet the closing conditions to the Business Combination, including the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; (ii) the inability to complete the proposed business combination due to the failure to obtain approval of VIH’s shareholders, the inability to consummate the contemplated debt financing, the failure to achieve the minimum amount of cash available following any redemptions by VIH shareholders or the failure to meet the national stock exchange’s listing standards in connection with the consummation of the Business Combination; (iii) costs related to the Business Combination; (iv) a delay or failure to realize the expected benefits from the Business combination; (v) risks related to disruption of management time from ongoing business operations due to the Business Combination; (vi) the impact of the ongoing COVID-19 pandemic; (vii) changes in the market in which Bakkt competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (viii) changes in the markets that Bakkt targets; (ix) risk that Bakkt may not be able to execute its growth strategies, including identifying and executing acquisitions; (x) risks relating to data security; (xi) risk that Bakkt may not be able to develop and maintain effective internal controls; and (xii) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in VIH’s final prospectus relating to its initial public offering dated September 22, 2020 and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither VIH nor Bakkt undertakes any duty to update these forward-looking statements. Financial Information The financial information contained in this Presentation has been taken from or prepared based on the historical financial statements of Bakkt for the periods presented. An audit of these financial statements is in process. Financial Measures This Presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including, but not limited to, Total Revenue Less Transaction-Based Expenses, Adjusted EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Bakkt’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Bakkt’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Bakkt defines Total Revenue Less Transaction-Based Expenses as GAAP Revenue less transaction-based expenses, is comprised of amounts paid to purchase cryptocurrency. Bakkt defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, further adjusted to add-back non-cash compensation, amortization of parent equity contribution and any non-recurring items. These non-GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Bakkt believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Bakkt’s financial condition and results of operations. Bakkt believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Bakkt’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Bakkt is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Accounting for Cryptocurrency Transactions The accounting for revenues from cryptocurrency transactions is currently under review and subject to change. Revenues and costs resulting from cryptocurrency transactions are reflected on a gross basis in this illustration for all such transaction activity. To the extent that it is determined that some or all of the cryptocurrency transactions should not be accounted for in this manner, total revenues, and the timing of revenue recognition for certain transactional elements, could vary materially from this presentation. Use of Projections This Presentation contains financial forecasts with respect to Bakkt’s projected financial results, including Total Revenue, Total Revenue less Transaction-Based Expenses and Adjusted EBITDA, for Bakkt’s fiscal years 2021 through 2025. Neither VIH’s nor Bakkt’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. All financial information, including the projected information, was prepared in accordance with GAAP. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Bakkt or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this Presentation, VIH and Bakkt rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither VIH nor Bakkt has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, (c), (r) or TM symbols, but VIH and Bakkt will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information In connection with the proposed Business Combination, VIH intends to file a registration statement (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus and certain other related documents, which will be the proxy statement to be distributed to holders of VIH’s ordinary shares in connection with VIH’s solicitation of proxies for the vote by VIH’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement. VIH’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination agreement, VIH, Bakkt and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to VIH’s shareholders as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: VIH Impact Acquisition Holdings, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606, Attention: John Martin. Participants in the Solicitation VIH and its directors and executive officers may be deemed participants in the solicitation of proxies from VIH’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in VIH is contained in VIH’s final prospectus relating to its initial public offering dated September 22, 2020, which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to VIH Impact Acquisition Holdings, 150 North Riverside Plaza, Suite 5200, Chicago, IL 60606, Attention: John Martin. Additional information regarding the interests of such participants will be contained in the Registration Statement when available. Bakkt’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of VIH in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Today’s Presenters â–ª Previously Head of Technology at Citi’s Global Consumer Bank from 2016 to 2020 33 â–ª Head of Digital at Chase from 2013 to 2016 Gavin Michael â–ª Chief Innovation Officer of Accenture from 2010 to 2013 Chief Executive Officer years â–ª Chief Information Officer of Lloyd’s Banking Group’s Retail Bank and a member of experience the Retail Bank Executive Committee from 2009 to 2010 â–ª Co-founder and SVP Product at OneMarket (Westfield Labs), the retail innovation group of Westfield, the world’s largest listed retail property owner. From 2012 to 2019 based in San Francisco, California 21 â–ª SVP Product Westfield Retail Solutions from 2009 to 2012, based in Sydney, Nicolas Cabrera Australia Chief Product Officer years â–ª Head of Product and Digital at eBay and PayPal Australia/NZ, based in Sydney experience from 2004 to 2009 â–ª Currently a Network Advisor at Silicon Foundry and Interlace Ventures in San Francisco â–ª Serving as interim CEO of Bakkt since May 2020 â–ª Joined Intercontinental Exchange (ICE) in 2008 and currently serves as Vice David Clifton 18 President of M&A and Integration VP M&A and Integration years â–ª Over the last 12 years, has overseen the completion of numerous deals, including at ICE experience the 2013 acquisition of NYSE Euronext, along with other global strategic initiatives â–ª Contemplated to be on Bakkt Board of Directors

Overview of Victory Park Capital (VPC)

VPC Impact Acquisition Holdings (VIH) was sponsored by VPC

VICTORY PARK CAPITAL

Established Alternative Investment Manager

- Founded in 2007, Victory Park Capital (VPC) is a privately held SEC-registered[1] global alternative investment firm
- VPC has invested $6.0+ billion in over 115 transactions globally since inception

Strong Track Record of Investing in FinTech

- VPC is an active FinTech investor, having executed over 50 transactions since inception with some of the largest global FinTech companies
- Executed transactions within key segments of the FinTech landscape including digital lending, payment processing, buy now pay later, insurance technology, real estate technology and digital investment management

$6.0+ Billion Invested since 2007[2]	**115+ Transactions** Across five continents[2]	**40+ Professionals** Across four U.S. cities
50+ FinTech Transactions	**50+** Transactions With Financial Sponsors and Venture Capital (VC) Partners	**20+ Years** Average relevant experience for Senior team

Bakkt is an ideal partner for VIH meeting our key acquisition criteria

- ✓ Differentiated High Growth FinTech
- ✓ Meaningful Barriers to Entry
- ✓ Strong Unit Economics
- ✓ Capital Inflection Point
- ✓ Best-In-Class Management Team
- ✓ Strong Risk Management
- ✓ Promotion of Financial Inclusion

bakkt

(1) Registration with the SEC does not imply a certain level of skill or training.
(2) Represents transactions across all VPC strategies, including, but not limited to FinTech investing.

4

Transaction Summary

Transaction Highlights

Transaction Overview	• VPC Impact Acquisition Holdings (Ticker: VIH), a Cayman Islands company, is a FinTech-focused publicly traded Special Purpose Acquisition Company (SPAC) with $207 million in cash to be deployed • VIH has entered into a definitive agreement to combine with Bakkt, a company majority-owned by Intercontinental Exchange (Ticker: ICE), in an UP-C structure • PIPE size is $325 million – Anchored by $50 million commitment from ICE
Valuation / Pro Forma Ownership	• Implies a $2.1 billion post-merger enterprise value • 78% Bakkt rollover shareholders (100% equity rollover), 12% PIPE investors, 8% SPAC public investors, 2% SPAC sponsor – ICE: 65% pro forma economic interest and minority voting interest
Sources and Uses of Funds	• The combination of SPAC trust account proceeds (assuming no redemptions) and the PIPE investment is expected to provide Bakkt with $574[1] million of pro forma cash to accelerate growth of the business, notably of its consumer product application, and for general working capital purposes – App available on an invite-only basis (100,000 active users[2] with a pipeline of 350,000 users waiting to be turned on), widespread rollout of the consumer app is slated for Q1 2021 • 100% rollover by existing Bakkt shareholders, including ICE
Fully Funded Plan	• No additional equity capital requirements anticipated between closing and achieving positive cash flow, which is expected in 2023 bakkt

(1) Pro forma cash includes $92 million of cash on Bakkt balance sheet. Minimum cash condition is $425 million.
(2) Active users are users which have connected their bank account to the Bakkt App.

5

Overview of ICE • ICE has a market cap of $65 billion(1) and is a global market infrastructure provider with a history of developing and implementing leading technologies • ICE operates exchanges, clearinghouses, and listing venues for the financial markets alongside offering data-driven technology services to support the trading, lending, investment, risk management, and connectivity needs of customers • By combining world-class technology with leading data services and operating expertise, ICE adds transparency which enables customer efficiency gains that advance its networks and value proposition Exchanges includes the ICE Past Experience Reimagining Ecosystems global futures network, New York Exchanges Stock Exchange and various data 55%(2) services Fixed Income data & analytics offerings, execution, credit default swap (CDS) clearing and other multi-asset class data and network services Fixed Income & Mortgage Mortgage services ecosystem Technology with end-to-end network aimed Data Services (2) at identifying and solving 28%(2) 17% inefficiencies in the U.S. mortgage market Sources: S&P Capital IQ, company filings. (1)    As of January 8, 2021. (2) Represents percentage of revenue based on trailing 12 months ending 9/30/20 and pro-forma for Ellie Mae, which closed on September 4, 2020. Reflects segments introduced by ICE in December 2020 and detailed in the 6 New Business Segment Primer published for investors.

Bakkt Has Strong Institutional Support

- Bakkt is currently 81%[1] owned by ICE but also maintains marquee strategic and venture capital stakeholders including Boston Consulting Group, Microsoft's M12, Starbucks and PayU
- In building this platform, ICE and minority investors have contributed more than $880 million of capital and assets to date, leveraging ICE's leading competency of creating and operating market infrastructure
- ICE is rolling 100% of its equity stake and has anchored the PIPE with a $50 million commitment
- Pro forma $574 million[2] cash to accelerate growth

$880+ Million of Capital & Assets Invested

	Investment ($mm)
Series A - Cash invested	$183
Series A – ICE asset contribution	$400
Series B – $39.2mm of cash invested and contribution of $260.8mm of B2S assets acquired by ICE	$300
Total	$883

Notable Stakeholders

Pro Forma Ownership



PIPE
12%
VIH Public
Shareholders
8%
VIH Founder Shares
2%
Bakkt Equity
Holders
78%
ICE Pro Forma Ownership
65%(1,3)

(1) Represents ownership on a fully-diluted basis.
(2) Pro forma cash includes $92 million of cash on Bakkt balance sheet. Minimum cash condition is $425 million.
(3) Represents ICE pro forma economic interest, ICE's effective voting interest will be below 50%. Represents ownership on a fully-diluted basis.

bakkt 7

Investment Highlights 1 Unlocking massive market by empowering monetization and adoption of digital assets Increased digital adoption + embedded finance 2 Transformative consumer marketplace with internet economics Commerce enablement + payments + markets = integrated & extensible platform 3 A trifecta of advantages fueling competitive differentiation Digital asset native + unrivaled cost structure + regulatory compliance 4 Superior economic model with scale, growth and profitability Diversified revenue streams + path to positive cash flow with no additional capital required post financing 5 Experienced, proven management team backed by ICE Continued ICE ownership – drives market credibility and history + regulatory and industry expertise

Digital Assets Driving a New Dynamic Economy New, Emerging Economy Digital Assets + High TAM(1) valuation with significant Digital currency growth Scope (for payments) + Empowerment of consumer A digital asset is a Loyalty points/miles store of value that can + Increase in digital assets used as be used as a medium currencies of exchange, and offers Gift cards purchasing power for + Growing adoption of digital assets goods & services In-game assets for payment + Increase in consumer engagement Cryptocurrency across digital channels Stocks / derivatives + COVID-19 pandemic has accelerated the demand, adoption and innovation for digital solutions (1)    Total Addressable Market. 9

Large and Growing Market Massive SAM(1)… …With an “Unbounded” TAM(2) ~$5.1tn $3tn ~$1.6tn (4) International Cryptocurrency $703bn $1.4tn Gift Cards(3) Increased asset class digitization Gift Cards(3) $599bn $564bn Cryptocurrency (4) Increased retail participation Loyalty $316bn Points/Miles(5) Loyalty Points/Miles(5) Equity and fractional share trading $88bn In-Game Assets(6) $50bn In-Game Assets(6) 2020 2025 (1) Serviceable Addressable Market. Dollar ($) amounts represent notional amounts, not aggregate revenue. (2) Total Addressable Market. Dollar ($) amounts represent notional amounts, not aggregate revenue. (3) Allied Market Research. (4) 2020 estimate based on CoinMarketCap, Global crypto market cap as of December 14, 2020. 2025 estimate based on projections from ARK Investment Management, LLC. (5) Management estimates based on 2020-2024 data from Infiniti Research. (6) Management estimates based on relevant industry data. 10

Bakkt Is Unlocking The Value of Captive Digital Assets for Everyday Use Key Challenges Value Unlocked by Bakkt Untapped captive value Digital assets as new types of currency Potential not fully leveraged Increasing use as tender for payments Limited fungibility of digital assets Exchange not commoditized and complex to implement Creating marketplaces with embedded ecosystems v Payment limitations Existing payment systems have structural Unlocking captive consumer spending power barriers and risks Regulation / Anti-Money Laundering / Know Your Consumer engagement & loyalty Customer Increasing adoption, but participation still a challenge Financial / bank adoption Sources: Allied Market Research, CoinMarketCap, and other relevant industry data. 11

Introduction to bakkt

Bakkt at a Glance

A digital asset marketplace with broad application

History & Background

- Founded in 2018 to bring trust and transparency to digital assets
- $880+ million of capital and assets invested to date
- Started initially with cryptocurrency and continues to expand into the broader digital asset ecosystem
- Mission to help consumers and merchants maximize locked value of digital assets
- Backed by Intercontinental Exchange (ICE)
- Blue-chip strategic partners & investors

bakkt™

Value Proposition

- Empowers consumers to use their digital assets for everyday spending
- Improves customer engagement while reducing merchant payment acceptance costs
- Reduces merchant and loyalty sponsor reward liabilities

Formation August 2018

Series A round December 2018

Early 2019
Acquired Digital Asset Custody Company to enhance custody capabilities, and Rosenthal Collins Group, a futures commission merchant, to broaden institutional trading capabilities

NYDFS approval to operate as a custodian of Bitcoin deposits
August 2019

September 2019
Launch of Bakkt Bitcoin Futures

November 2019
NYDFS approves Institutional Custody; launch of Bakkt Bitcoin Institutional Custody

Launch of Bakkt Bitcoin Options and cash-settled Bakkt Bitcoin Futures
December 2019

February 2020
ICE acquires Bridge2 Solutions (B2S), a loyalty solutions provider, and contributes to Bakkt as part of Series B round

Series B round; integration with Starbucks
March 2020

September - October 2020
Consumer App beta launch

App enters production on an invite-only basis
October 2020

Q1 2021
Full-scale App rollout

bakkt

13

Intuitive Consumer User App Interface Demo

Seamless Aggregation, Conversion and Monetization of Digital Assets for Everyday Use Aggregat e Convert Spend Digit al Asset s Among Asset s Anywhere In- Game Pay In- st ore Crypt o Miles Purchase Online Rewards Cash Redeem Equit ies P2P 15

Competitive Edge in an Already Disruptive Ecosystem

Bakkt is competitively advantaged against peers, creating a sustainable moat


Cash App
$38BN(1)
Founded 2013
Robinhood
$12BN(3)
Founded 2013
venmo
$20BN(1)
Founded 2009
honey
$4BN(3)
Founded 2012
afterpay
$25BN(2)
Founded 2014
coinbase
$8BN(3)
Founded 2012
kraken
$4BN(4)
Founded 2011
stripe
$36BN(3)
Founded 2010
chime
$15BN(3)
Founded 2013

Key Bakkt Differentiators

- Regulated platforms across trading, clearing, custody and payments build confidence and instill trust across the ecosystem
- Powerful partnerships and integrations with loyalty sponsors, global financial institutions and leading retail brands
- Continued backing by ICE provides market credibility and industry expertise
- Structural exchange and payment processing cost advantages lead to defensible pricing moat against competitors; Bakkt users can trade bitcoin at a 50% cost reduction compared to Coinbase
- Digital asset native, unlike competitors (e.g. PayPal or Square)

(1) Based on sum-of-the-parts valuation of parent company by broker research.
(2) Market capitalization as of January 8, 2021.
(3) Source: Pitchbook.
(4) Source: Coindesk.

bakkt
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More Capabilities Than Current Competitors (1) Digital Asset Aggregation ✓ Digital Asset Native ✓ Apple™ Rewards ✓ Store Value Card Reload ✓ ✓ ✓ ✓ Gift Card Rewards/Sales ✓ ✓ Travel Redemption ✓ Loyalty Aggregation ✓ ✓ Pay with Points ✓ ✓ Crypto Wallet ✓ (2) ✓ ✓ ✓ ✓ Bid/Ask Crypto Exchange ✓ ✓ ✓ ✓ Digital Asset Cash Conversion ✓ ✓ ✓ ✓ ✓ Experiential Redemptions ✓ Crypto Trading ✓ ✓ ✓ ✓ ✓ ✓ Virtual Debit Card ✓ ✓ ✓ ✓ ✓ ✓ Equity Trading ✓ ✓ ✓ ✓ Coupons / Cash Back Rewards ✓ ✓ ✓ ✓ ✓ Available 2021 Roadmap Source: Company websites. Note: Based on publicly available information. (1) Bakkt does not presently plan to offer the consumer app to Hawaii residents due to reserve requirements imposed on crypto apps like Bakkt. Bakkt is monitoring legislative developments in Hawaii and, should this requirement change, would consider licensing and offering the app there. Additionally, Bakkt does not yet offer the app in New York but expects to do so in the near future upon obtaining the necessary licenses. (2) Available Bitcoin can be redeemed for cash. 17

Regulated, Secure and Trusted Crypto Custody

Bakkt's trusted digital asset ecosystem, leveraging ICE's robust platform of security protocols, makes Bakkt the preferred marketplace for a growing number of institutional Bitcoin investors

SOPHISTICATED CYBERSECURITY PROGRAM

- 24x7 security operations and incident response
- Deep integration with law enforcement and national coordination centers
- Proactive threat hunting + red teaming

DISASTER RESILIENCY

- Geographically distributed bank-grade vaults + data centers
- Dedicated fiber connectivity using ICE Global Network
- Secondary facilties capable of supporting all production workloads

MULTI-ZONE PHYSICAL SECURITY

- 24x7 armed security
- ICE-owned operational facilities
- Regular penetration tests and security audits

OPERATIONAL SECURITY

- Separation of duties with different reporting structures
- Obfuscated identities for critical roles
- Insider threat and anti-collusion controls

DEEP FREEZE STORAGE CAPABILITES

Institutional-Grade Custody

Fortune 500 company backing

New York State Department of Financial Services (NYDFS) regulated custodian

$125M insurance policy covering both warm and cold wallets

Bank-level AML/KYC policies, paired with extensive blockchain surveillance

Regular financial, security and operational control audits, including SOC certifications bakkt

18

Unparalleled Infrastructure

REDEEM & CONVERT
- travel
- direct payments
- "white label" redemption websites
- deals & rewards

SPEND & PAY
- mobile / web apps
- direct pay / virtual card
- "powered by"
- digital asset aggregation & conversion

SEND
- bitcoin
- cash
- gift cards
- loyalty points and rewards

TRADING[1]
- futures
- options
- securities[2]

PLATFORMS
- loyalty integrations purchase / redemptions
- sms & email msg
- loyalty pay & virtual card
- compliance controls
- travel redemption
- anti-fraud
- identity management
- real time digital assets exchange
- transmitting
- integration support
- ledgering
- buy / sell trading
- broker / dealer[2]
- lending[3]

INFRASTRUCTURE
- 3rd party loyalty direct integrations
- loyalty pay
- payment api
- settlement & banking
- custody
- internal market maker
- partners & merchant operational & data portals

Legend: asset redemption & conversion | commerce & payment | trading

Note: Bakkt does not presently plan to offer the consumer app to Hawaii residents due to reserve requirements imposed on crypto apps like Bakkt. Bakkt is monitoring legislative developments in Hawaii and, should this requirement change, would consider licensing and offering the app there. Additionally, Bakkt does not yet offer the app in New York but expects to do so in the near future upon obtaining the necessary licenses.

(1) Trading is executed through ICE's platform.
(2) Part of Bakkt's 2021 roadmap but not currently functional.
(3) Under future consideration but not currently functional.

bakkt

19

Value Creation Driven by Partnerships Fully Integrated Partially Integrated In Advanced Discussions Confirmed Strategic Interest Financial Institutions • Apple • Remaining 4 major US Airlines • 3 of the top 5 US Financial 3 of the • largest Hotel Loyalty Institutions • 200+ gift card merchants Partners including Home Depot, Xbox, Subway Direct Payment Integration • 2 of the top 6 US Airlines • 30+ ”view only” loyalty • 5 of the largest Hotel Loyalty sponsors including JetBlue, Partners Alaska, Chipotle, Domino’s Travel and Entertainment and Discover Rewards • 3 of the 5 largest QSR’s • 5 large merchants in everyday consumer spend Everyday Consumer Spend Over 250 loyalty and merchant partners currently accessible 20

Multiple Sources of Revenue

Bakkt has a diverse revenue generation model that can monetize transactions through multiple revenue streams

Payments	Trading	Conversion	P2P
Merchant Discount Rates	Contract Value Spread	Transaction Fees	Transaction Fees
Spread	Transaction Fees	Spread	
	Subscription Fees		

Transaction Examples

Payments

Credit Card Points + Airline Miles + Hotel Loyalty Points

Convert into $1,000 of Cash[1]

a. Bakkt earns 2% per transaction fee as revenue
b. Revenue booked as $20, all of which flows to Revenue Less Transaction-Based Expenses
c. Consumer has $980 of cash to transact at their discretion within the app, or withdraw in cash
d. Conversion assumptions may be dependent upon the consumers' status (i.e. Silver vs. Platinum, in case of Delta)

Trading

Consumer uses $1,000 of Cash

Invests in Bitcoin

a. Bakkt earns 2% spread on each Bitcoin trade[2]
b. Revenue booked as $1,000, flowing through to $20 of Revenue Less Transaction-Based Expenses[2]
c. Consumer has $988 of Bitcoin[3]

Conversion

Converts $1,000 of Bitcoin back into Cash

In order to purchase a TV from Best Buy

a. Bakkt earns 2% spread once again on the Bitcoin trade[2]
b. Revenue booked as $1,000, flowing through to $20 of Revenue Less Transaction-Based Expenses[2]
c. Consumer has $988 in cash[3][4]

P2P

Consumer purchases TV for $1,000 through Best Buy's page on the Bakkt app

a. Bakkt earns 0.5% merchant discount rate = $5
b. Leaves margin to invest in consumer engagement
c. Revenue booked as $5, all of which flows to Revenue Less Transaction-Based Expenses
d. Consumer pays $1,000 for TV

bakkt

Note: Revenue descriptions are consistent with the accounting for revenue outlined on slide 28.
(1) Conversion rate from loyalty to cash subject to partner terms.
(2) Bakkt anticipates earning 1.25% of spread revenue from each party on a bilateral Bitcoin transaction (i.e., 2.50% of total spread revenue from the buyer and seller). Management projections assume an average 2.0% total revenue spread to reflect the potential variability of spread income and capture any potential unilateral transactions.
(3) Assumes 1.25% of spread revenue earned from either the buyer or seller.
(4) Any gains from Bitcoin investing subject to tax withholding.

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Powerful Flywheel Effect â–ª Increased program engagement and new engagement opportunities â–ª Unlock value of captive assets â–ª More redemption options for customers at a lower cost to partners â–ª Digital asset aggregation and increased spending power â–ª Loyalty liability optimization Single integration for â–ª Instant liquidity â–ª Regulatory compliance backed by ICE a universal wallet â–ª Exclusive deals â–ª Access to entire ecosystem with a single integration â–ª Significantly lower transaction fees relative to interchange fees â–ª New customer reach and increased engagement â–ª Driving e-commerce growth through increased conversion â–ª Decreased loyalty liabilities through expanded redemption options Merchant Value Proposition 22

Tangible Growth Opportunities User growth Increased Partnerships International New products Data usage and expansion and platform monetization technology enhancements adoption Near-term markets: Canada Crypto lending / Australia digital asset collateralization UK 23

Seasoned Leadership Team

Gavin Michael
Chief Executive Officer

Incoming CEO Gavin Michael joins Bakkt from Citi, where he had been the Head of Technology at Citi's Global Consumer Bank since 2016. Previously he served as Head of Digital at Chase from 2013 to 2016, Chief Innovation Officer of Accenture from 2010 to 2013 and as Chief Information Officer of Lloyd's Banking Group's Retail Bank and a member of the Retail Bank Executive Committee from 2009 to 2010.

Adam White
President

Adam White joined Bakkt in November 2018 as President. He previously served as the Vice President and General Manager of Coinbase, where he was the 5th employee. Before Coinbase, Adam also held roles at Activision Blizzard and Bain and Company; and served in the U.S. Air Force.

Marc D'Annunzio
General Counsel

Marc is the General Counsel for Bakkt and has deep experience in securities law, M&A and international regulatory matters in the payments industry. He leads Bakkt's management of legal, regulatory, compliance and governance matters. Prior to Bakkt, Marc was with the Atlanta office of Alston & Bird, where he practiced in its Payments Group.

Doug Hadaway
Chief Financial Officer

Doug joined Bakkt as CFO from Bridge2 Solutions in March 2020. At Bridge2, Doug was CFO and a Board Member. Prior to Bridge2, Doug held C Suite positions at MFG.com (CFO & COO), Multicast Media Technologies (CFO & VP Operations), Marketworks (CEO & CFO), Synchrologic (CFO) and Netzip (CFO). During these roles, Doug oversaw many successful exits, capital raises and acquisitions and led international expansion and operations across European and Asian markets.

Nicolas Cabrera
Chief Product Officer

Nicolas serves as Bakkt Chief Product Officer, responsible for leading both B2B and B2C product strategy, customer experiences, go-to-market execution and partner integrations on the Bakkt app and platforms. Prior to joining Bakkt, Nicolas served as co-founder and SVP Product at OneMarket (Westfield Labs), the global retail innovation group from 2012 to 2019. Nicolas was also the SVP Product at Westfield Retail Tech Solutions responsible for the development and launch of global payment solutions for major retailers. He previously led Product and Digital for eBay and PayPal in Australia/NZ from 2004 to 2009. Nicolas is a Network Advisor at Silicon Foundry and Interlace Ventures in San Francisco.

Christopher Petersen
Head of Business Development

As Head of Business Development, Chris is responsible for establishing key relationships with merchants and other enterprise participants in the Bakkt app ecosystem. Chris previously worked in Product Strategy for Google, ran Operations for FIS and founded 1080Payments, a platform that helped FinTechs design, develop and deploy solutions.

Matthew Johnson
Chief Technology Officer

As CTO of Bakkt, Matthew oversees Infrastructure, Innovation, Payments Architecture, Information Security and Technology Operations. Prior to joining Bakkt, Mathew served as a Board Member for Digital Asset Research and as Co-founder and Chief Product Officer at Digital Asset Custody Company, a cryptocurrency custodian for hedge funds, ICO issuers, and other institutions.

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Financial Performance

Compelling Projected Financial Profile (1) (1) Customer Active Users Unique Sign-Ups Active User Growth (2) Acquisition Cost (2025E) (through 2025E) (2021E – 2025E CAGR) (2025E) 30+ million 46+ million 36% ~$7 Total Revenue Less Total Revenue Less Total Revenue per (1) Transaction-Based Transaction-Based Adjusted EBITDA Margin Active User (3) Expenses Expenses (2025E) (2025E) (2025E) (2021E – 2025E CAGR) 55% $210 $515 million 75% Note: The accounting for revenues from cryptocurrency transactions is currently under review and subject to change. See “Accounting for Cryptocurrency Transactions” on slide 2. Figures are based on management estimates. Projections assume a January 1, 2021 transaction closing date and related funding for execution of growth strategy. (1) Active users defined as users who have opened an account and linked it to their bank account. (2) Calculated as the sum of marketing spend and incentives over new users for the period. 26 (3) Measured as Adjusted EBITDA divided by Total Revenue Less Transaction-Based Expenses.

Projected User Growth Conservative growth assumptions given increasing digital asset adoption today versus 2015 active users (M)(1) active users (M) active users (M) 31 13 30 27 10 24 23 18 6 15 9 3 7 1 3 < 1 1 0 2020 2021E 2022E 2023E 2024E 2025E 2015 2016 2017 2018 2019 1H 2020 2015 2016 2017 2018 2019 1H 2020 Sources: News sources, company announcements and presentations. Note: Projections assume a January 1, 2021 transaction closing date and related funding for execution of growth strategy. 27 (1) Figures are based on management’s estimates.

Projection Summary

	Projected Financials					CAGR
($ millions)	2021E	2022E	2023E	2024E	2025E	'21E - '25E
Transaction[1]	$16	$137	$234	$294	$351	
Crypto Buy/Sell[2]	849	2,863	4,413	5,410	6,206	
Subscription and Services	22	26	29	30	32	
Other	1	4	6	7	8	
Total Revenue	**$889**	**$3,030**	**$4,681**	**$5,741**	**$6,597**	**65%**
% YoY Growth		*241%*	*55%*	*23%*	*15%*	
Transaction-Based Expenses[2]	**(834)**	**(2,806)**	**(4,325)**	**(5,302)**	**(6,082)**	
Total Revenue Less Transaction-Based Expenses	**$55**	**$224**	**$357**	**$439**	**$515**	**75%**
% YoY Growth		*309%*	*59%*	*23%*	*17%*	
Operating Expenses[3]	($259)	($316)	($331)	($314)	($320)	
Operating Income	**(204)**	**(92)**	**25**	**125**	**196**	
(+) D&A	20	41	54	56	46	
						'23E - '25E
EBITDA	**($184)**	**($46)**	**$79**	**$181**	**$242**	**75%**
% YoY Growth		*N/A*	*N/A*	*130%*	*33%*	
Adjustments						
(+) Parent Equity Contribution Amortization	10	18	27	34	38	
(+) Non-Cash Compensation[3]	5	5	5	5	5	
Adj. EBITDA	**($169)**	**($23)**	**$111**	**$221**	**$285**	**60%**
% of Total Revenue Less Transaction-Based Expenses	*N/A*	*N/A*	*31%*	*50%*	*55%*	
% YoY Growth		*N/A*	*N/A*	*98%*	*29%*	

Note: Projections assume a January 1, 2021 transaction closing date and related funding for execution of growth strategy. The accounting for revenues from cryptocurrency transactions is currently under review and subject to change. See "Accounting for Cryptocurrency Transactions" on slide 2. There may be decimal differences due to rounding.

(1) Transaction revenue is shown net of Starbucks warrant amortization and parent equity contribution amortization, which are contra-revenue items.
(2) Includes the asset value of cryptocurrency.
(3) Does not reflect anticipated non-cash compensation granted to incoming CEO.

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Strong Unit Economics Annual Cohort Customer Acquisition Cost (CAC)(1) Average Total Revenue Per Monthly Active User(2) $206 $210 $198 $15 $165 $11 $12 $10 $8 $97 $7 $10 2020 2021E 2022E 2023E 2024E 2025E 2020 2021E 2022E 2023E 2024E 2025E Note: Figures are based on management’s estimates. Projections assume a January 1, 2021 transaction closing date and related funding for execution of growth strategy. (1) Calculated as the sum of marketing spend and incentives over new users for the period. Annual cohorts defined as new users in a calendar year. (2) Active users defined as users who have opened an account and linked it to their bank account. 29

Investment Plan Projected Operating Expenses ($ millions) 2021E 2022E 2023E 2024E 2025E Personnel(1) $103 $120 $129 $141 $156 Marketing 106 117 102 65 60 Technology 19 26 31 33 36 D&A 20 41 54 56 46 Other(2) 11 12 15 18 21 Total $259 $316 $331 $314 $320 Commentary • Investment focused on data & analytics capabilities, engineering personnel and sales & marketing to drive growth • Ability to flex variable cost structure • Significant operating leverage • No additional investment anticipated to achieve positive cash flow, expected in 2023 • Cost structure advantage, leverage ICE relationship and significant infrastructure investments to-date Note: Projections assume a January 1, 2021 transaction closing date and related funding for execution of growth strategy. There may be decimal differences due to rounding. (1) Personnel expense includes capitalized software development costs and executive compensation (both cash and non-cash), with the exception of an incentive equity grant to the incoming CEO, which is being finalized. (2) Other includes professional fees, technology, occupancy, merchant processing fees, business insurance, risk and compliance services, intercompany charges – ICE, and other operating costs. 30

Transaction Summary

Illustrative Transaction Overview

($millions, except per share figures)

Sources & Uses[1]

Sources	Amount	%
Cash Held in SPAC Trust	$207	8%
Issuance of Shares to Target	2,082	80%
PIPE	325[2]	12%
Total Sources	**$2,614**	**100%**

Uses	Amount	%
Stock Consideration	$2,082	80%
Transaction Fees	50	2%
Cash to Balance Sheet	482[3]	18%
Total Uses	**$2,614**	**100%**

Pro Forma Valuation[1]

Particulars	Amount
Share Price	$ 10.00
Pro Forma Shares Outstanding	267
Pro Forma Equity Value	**$2,666**
(+) PF Debt	-
(-) PF Cash	(574)[4]
Pro Forma Enterprise Value	**$2,092**

Pro Forma EV / Total Revenue Less Transaction-Based Expenses	Multiple
2022E	**9.3x**
2023E	**5.9x**
2024E	**4.8x**
2025E	**4.1x**

Pro Forma Ownership



PIPE 12%
VIH Public Shareholders 8%
VIH Founder Shares 2%
Bakkt Equity Holders 78%
ICE Pro Forma Ownership 65%[5]

Note: The accounting for revenues from cryptocurrency transactions is currently under review and subject to change. See "Accounting for Cryptocurrency Transactions" on slide 2.

(1) Assumes no redemptions.
(2) ICE has committed $50 million to the PIPE transaction.
(3) Minimum cash condition is $425 million
(4) Includes $92 million of cash on Bakkt balance sheet.
(5) Represents ICE pro forma economic interest, ICE's effective voting interest will be below 50%. Represents ownership on a fully-diluted basis.

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Growth and Margins Compare Favorably to Peers



Revenue Growth CAGR ('20E-'22E)
75.2%
18.5%
29.4%
57.9%
36.3%
bakkt
'21E-'25E CAGR
Total Revenue Less Transaction-Based Expenses
PayPal
Square(1)
afterpay



'21E Adjusted EBITDA Margin(2)
55.3%
29.8%
16.1%
17.0%
12.7%
bakkt
'25E EBITDA Margin(2)
PayPal
Square(1)
afterpay

Source: Wall Street research as of January 8, 2021.

Note: Peers are (as shown from left to right) Paypal (NASDAQ: PYPL), Square (NYSE:SQ), AfterPay (ASX:APT) and Shopfiy (NYSE:SHOP). The accounting for revenues from cryptocurrency transactions is currently under review and subject to change. See "Accounting for Cryptocurrency Transactions" on slide 2. Estimates are based on broker and represent calendar years for all companies regardless of fiscal year. Bakkt projections assume a January 1, 2021 transaction closing date and related funding for execution of growth strategy.

(1) Revenue calculated as total revenue less transaction and bitcoin costs.

(2) Measured as Adjusted EBITDA divided by Total Revenue Less Transaction-Based Expenses. For Square represents adjusted EBITDA over total revenue less transaction and bitcoin costs. Peer companies may calculate non-GAAP measures such as Adjusted EBITDA differently from how Bakkt calculates its Adjusted EBITDA, which reduces its overall usefulness as a comparative measure.

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Peer Valuation Perspective

Enterprise Value


($millions)
$275,159
$117,724
$25,564
$137,403
PayPal
Square
afterpay

EV / '21E Revenue


Median: 27.0x
10.9x
27.3x
26.6x
35.4x
PayPal
Square (1)
afterpay

EV / '21E Adjusted EBITDA(2)


Median: 163.1x
36.7x
170.2x
156.1x
278.0x
PayPal
Square
afterpay

Source: Market data as of January 8, 2021.

Note: Peers are (as shown from left to right) Paypal (NASDAQ: PYPL), Square (NYSE:SQ), AfterPay (ASX:APT) and Shopfiy (NYSE:SHOP). Estimates are based on broker research and represent calendar years for all companies regardless of fiscal year. Peer companies may calculate non-GAAP measures such as Adjusted EBITDA differently from how Bakkt calculates its Adjusted EBITDA, which reduces its overall usefulness as a comparative measure.

(1) Revenue calculated as total revenue less transaction and bitcoin costs.

(2) Adjusted EBITDA represents EBITDA after adjusting for certain non-recurring items or non-cash expenses such as stock-based compensation. Peer companies may calculate non-GAAP measures such as Adjusted EBITDA differently from how Bakkt calculates its Adjusted EBITDA, which reduces its overall usefulness as a comparative measure.

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